Exhibit 99.2

THE SCOTTS MIRACLE-GRO COMPANY

i

THE SCOTTS MIRACLE-GRO COMPANY
Summary of Revised Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

	Three months ended		Three months ended		Three months ended		Three months ended	Twelve months ended
	December 31, 2016	January 2, 2016	April 1, 2017	April 2, 2016	July 1, 2017	July 2, 2016	September 30, 2016	September 30, 2016
Revised net sales	$207.4	$153.2	$1,084.6	$1,117.2	$973.4	$886.9	$348.7	$2,506.2
Revised adjusted gross profit	36.8	13.1	464.3	476.3	383.4	324.2	92.6	906.3
Revised adjusted gross profit as a % of sales	17.7%	8.6%	42.8%	42.6%	39.4%	36.6%	26.6%	36.2%
Revised selling, general and administrative	104.1	96.7	178.8	177.5	153.4	130.9	112.8	518.0
Revised adjusted income (loss) from operations	(62.0)	(83.3)	286.3	300.1	236.5	199.4	(14.0)	402.1
Revised adjusted income (loss) from operations as a % of sales	(29.9)%	(54.4)%	26.4%	26.9%	24.3%	22.5%	(4.0)%	16.0%
Revised adjusted equity in income (loss) of unconsolidated affiliates	3.6	—	22.0	—	(12.2)	(13.5)	(6.0)	(19.5)
Revised adjusted income (loss) from continuing operations before income taxes	(80.9)	(99.0)	242.8	281.8	226.9	196.8	(20.8)	358.7
Revised adjusted income tax expense (benefit) from continuing operations	(28.7)	(34.4)	86.7	98.5	78.6	72.8	(8.4)	128.5
Revised adjusted income (loss) from continuing operations	(52.2)	(64.6)	156.1	183.3	148.3	124.0	(12.4)	230.2
Revised adjusted net income (loss) attributable to controlling interest from continuing operations	(52.6)	(65.1)	156.0	183.6	148.3	124.4	(12.1)	230.7
Revised adjusted diluted income (loss) per common share from continuing operations	(0.88)	(1.06)	2.57	2.95	2.47	2.01	(0.20)	3.72
Revised SLS Divestiture adjusted income (loss)	(52.6)	(64.7)	156.0	174.4	148.3	123.7	(11.7)	221.7
Revised SLS Divestiture adjusted income (loss) per common share	(0.88)	(1.05)	2.57	2.80	2.47	2.00	(0.19)	3.58
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended December 31, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$246.8	$—	$—	$39.4	$207.4	$—	$—
Gross profit		44.2	—	—	7.4	36.8	—	—
Gross profit as a % of sales		17.9%			18.8%	17.7%
Selling, general and administrative		119.1	—	—	15.0	104.1	—	—
Loss from operations		(70.9)	—	(1.4)	(7.5)	(62.0)	—	—
Loss from operations as a % of sales		(28.7)%			(19.0)%	(29.9)%
Equity in loss of unconsolidated affiliates	(3)	13.2	—	9.6	—	3.6	—	—
Loss from continuing operations before income taxes		(99.7)	—	(11.0)	(7.8)	(80.9)	—	—
Income tax benefit from continuing operations		(35.4)	—	(3.9)	(2.8)	(28.7)	—	—
Loss from continuing operations		(64.3)	—	(7.1)	(5.0)	(52.2)	—	—
Net loss attributable to controlling interest		(65.3)	(0.6)	(7.1)	(5.0)	(52.6)	—	(52.6)
Diluted loss per common share from continuing operations		(1.08)	—	(0.12)	(0.08)	(0.88)	—	(0.88)
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended April 1, 2017
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$1,203.5	$—	$—	$118.9	$1,084.6	$—	$—
Gross profit		502.4	—	—	38.1	464.3	—	—
Gross profit as a % of sales		41.7%			32.0%	42.8%
Selling, general and administrative		197.8	—	—	19.0	178.8	—	—
Income from operations		301.9	—	(3.3)	18.9	286.3	—	—
Income from operations as a % of sales		25.1%			15.9%	26.4%
Equity in loss of unconsolidated affiliates	(3)	24.1	—	2.1	—	22.0	—	—
Income from continuing operations before income taxes		256.3	—	(5.4)	18.9	242.8	—	—
Income tax expense from continuing operations		91.0	—	(1.9)	6.2	86.7	—	—
Income from continuing operations		165.3	—	(3.5)	12.7	156.1	—	—
Net income attributable to controlling interest		165.1	(0.1)	(3.5)	12.7	156.0	—	156.0
Diluted income per common share from continuing operations		2.73	—	(0.06)	0.21	2.57	—	2.57
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended July 1, 2017
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$1,078.0	$—	$—	$104.6	$973.4	$—	$—
Gross profit		415.2	—	—	31.8	383.4	—	—
Gross profit as a % of sales		38.5%			30.4%	39.4%
Selling, general and administrative		172.0	—	—	18.6	153.4	—	—
Income from operations		245.6	—	(4.1)	13.2	236.5	—	—
Income from operations as a % of sales		22.8%			12.6%	24.3%
Equity in income of unconsolidated affiliates	(3)	(7.2)	—	5.0	—	(12.2)	—	—
Income from continuing operations before income taxes		231.0	—	(9.1)	13.2	226.9	—	—
Income tax expense from continuing operations		79.1	—	(3.1)	3.6	78.6	—	—
Income from continuing operations		151.9	—	(6.0)	9.6	148.3	—	—
Net income attributable to controlling interest		151.9	—	(6.0)	9.6	148.3	—	148.3
Diluted income per common share from continuing operations		2.53	—	(0.10)	0.16	2.47	—	2.47
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended January 2, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Previously Reported Costs Related to Refinancing	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$194.5	$—	$(0.2)	$—	$41.5	$153.2	$—	$—
Gross profit		16.7	—	(5.2)	—	8.8	13.1	—	—
Gross profit as a % of sales		8.6%				21.2%	8.6%
Selling, general and administrative		113.3	—	—	—	16.6	96.7	—	—
Loss from operations		(97.7)	—	(6.5)	—	(7.9)	(83.3)	—	—
Loss from operations as a % of sales		(50.2)%				(19.0)%	(54.4)%
Loss from continuing operations before income taxes		(122.8)	—	(6.5)	(8.8)	(8.5)	(99.0)	—	—
Income tax benefit from continuing operations		(43.5)	—	(2.3)	(3.1)	(3.7)	(34.4)	—	—
Loss from continuing operations		(79.3)	—	(4.2)	(5.7)	(4.8)	(64.6)	—	—
Net loss attributable to controlling interest		(81.3)	(1.5)	(4.2)	(5.7)	(4.8)	(65.1)	0.4	(64.7)
Diluted loss per common share from continuing operations		(1.30)	—	(0.07)	(0.09)	(0.08)	(1.06)	0.01	(1.05)
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended April 2, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$1,245.2	$—	$—	$128.0	$1,117.2	$—	$—
Gross profit		521.6	—	(0.2)	45.5	476.3	—	—
Gross profit as a % of sales		41.9%			35.5%	42.6%
Selling, general and administrative		200.9	—	—	23.4	177.5	—	—
Income from operations		369.2	—	47.0	22.1	300.1	—	—
Income from operations as a % of sales		29.6%			17.3%	26.9%
Income from continuing operations before income taxes		350.1	—	47.0	21.3	281.8	—	—
Income tax expense from continuing operations		124.3	—	16.7	9.1	98.5	—	—
Income from continuing operations		225.8	—	30.3	12.2	183.3	—	—
Net income attributable to controlling interest		210.1	(16.0)	30.3	12.2	183.6	(9.2)	174.4
Diluted income per common share from continuing operations		3.64	—	0.49	0.20	2.95	(0.15)	2.80
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended July 2, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$994.1	$—	$0.2	$107.0	$886.9	$—	$—
Gross profit		357.4	—	(0.2)	33.4	324.2	—	—
Gross profit as a % of sales		36.0%			31.2%	36.6%
Selling, general and administrative		151.9	—	—	21.0	130.9	—	—
Income from operations		216.9	—	5.6	11.9	199.4	—	—
Income from operations as a % of sales		21.8%			11.1%	22.5%
Equity in (income) loss of unconsolidated affiliates	(3)	3.5	—	17.0	—	(13.5)	—	—
Income from continuing operations before income taxes		196.5	—	(11.4)	11.1	196.8	—	—
Income tax expense from continuing operations		69.5	—	(4.3)	1.0	72.8	—	—
Income from continuing operations		127.0	—	(7.1)	10.1	124.0	—	—
Net income attributable to controlling interest		213.1	85.7	(7.1)	10.1	124.4	(0.7)	123.7
Diluted income per common share from continuing operations		2.06	—	(0.11)	0.16	2.01	(0.01)	2.00
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Three months ended September 30, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$402.3	$—	$—	$53.6	$348.7	$—	$—
Gross profit		99.7	—	(2.2)	9.3	92.6	—	—
Gross profit as a % of sales		24.8%			17.4%	26.6%
Selling, general and administrative		131.0	—	—	18.2	112.8	—	—
Loss from operations		(29.1)	—	(6.7)	(8.4)	(14.0)	—	—
Loss from operations as a % of sales		(7.2)%			(15.7)%	(4.0)%
Equity in income of unconsolidated affiliates	(3)	(11.3)	—	(5.3)	—	(6.0)	—	—
Loss from continuing operations before income taxes		(31.1)	—	(1.4)	(8.9)	(20.8)	—	—
Income tax benefit from continuing operations		(10.9)	—	(0.5)	(2.0)	(8.4)	—	—
Loss from continuing operations		(20.2)	—	(0.9)	(6.9)	(12.4)	—	—
Net loss attributable to controlling interest		(26.6)	(6.7)	(0.9)	(6.9)	(12.1)	0.4	(11.7)
Diluted loss per common share from continuing operations		(0.33)	—	(0.02)	(0.11)	(0.20)	0.01	(0.19)
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items
(In millions, except per common share data)
(Unaudited)

		Twelve months ended September 30, 2016
	Footnotes	Previously Reported (GAAP)(1)	Previously Reported Discontinued Operations	Previously Reported Impairment, Restructuring and Other	Previously Reported Costs Related to Refinancing	Impact of International Business Divestiture(2)	Revised Adjusted (Non-GAAP)(4)	Adjusted Loss from SLS Business in Discontinued Operations, Net of Tax(3)(4)	Revised SLS Divestiture adjusted (Non-GAAP)(2)(3)(4)
Net sales		$2,836.1	$—	$—	$—	$329.9	$2,506.2	$—	$—
Gross profit		995.4	—	(7.8)	—	96.9	906.3	—	—
Gross profit as a % of sales		35.1%				29.4%	36.2%
Selling, general and administrative		597.1	—	—	—	79.1	518.0	—	—
Income from operations		459.3	—	39.4	—	17.8	402.1	—	—
Income from operations as a % of sales		16.2%				5.4%	16.0%
Equity in income of unconsolidated affiliates	(3)	(7.8)	—	11.7	—	—	(19.5)	—	—
Income from continuing operations before income taxes		392.7	—	27.7	(8.8)	15.1	358.7	—	—
Income tax expense from continuing operations		139.4	—	9.8	(3.1)	4.2	128.5	—	—
Income from continuing operations		253.3	—	17.9	(5.7)	10.9	230.2	—	—
Net income attributable to controlling interest		315.3	61.5	17.9	(5.7)	10.9	230.7	(9.0)	221.7
Diluted income per common share from continuing operations		4.09	—	0.28	(0.09)	0.18	3.72	(0.15)	3.58
See accompanying footnotes on page 10.
The sum of the components may not equal the total due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Reconciliation of Non-GAAP Disclosure Items

(1)
Previously reported results of operations reflect the Company’s consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as previously disclosed in the Company’s Quarterly Report on Form 10-Q or Annual Report on Form 10-K for each respective period.

(2)
On April 29, 2017, The Scotts Miracle-Gro Company (the “Company”) received a binding and irrevocable conditional offer (the “Offer”) from Exponent Private Equity LLP (“Exponent”) to purchase its consumer lawn and garden business in certain international jurisdictions (the “International Business”). On July 5, 2017, the Company accepted the Offer and entered into the Share and Business Sale Agreement (the “Agreement”) contemplated by the Offer. The transaction closed on August 31, 2017. Pursuant to the Agreement, Scotts-Sierra Investments LLC, an indirect wholly-owned subsidiary of the Company (“Sierra”) and certain of its direct and indirect subsidiaries, entered into separate stock or asset sale transactions with respect to the consumer lawn and garden businesses located in Australia, Austria, Benelux, Czech Republic, France, Germany, Poland and the United Kingdom. As a result, effective in its fourth quarter of fiscal 2017, the Company will classify its results of operations for all periods presented to reflect the International Business as a discontinued operation. The impact of the International Business divestiture is derived from the Company’s historical consolidated financial statements and represents the classification of the results of the International Business as a discontinued operation.

(3)
On April 13, 2016, pursuant to the terms of the Contribution and Distribution Agreement, by and among the Company and TruGreen Holding Corporation (“TruGreen Holdings”), the Company completed the contribution of the Scotts LawnService® business (the “SLS Business”) to a newly formed subsidiary of TruGreen Holdings (the “TruGreen Joint Venture”) in exchange for a minority equity interest of 30% in the TruGreen Joint Venture. As a result, effective in its second quarter of fiscal 2016, the Company classified its results of operations for all periods presented to reflect the SLS Business as a discontinued operation and classified the assets and liabilities of the SLS Business as held for sale. The Company’s 30% interest in the TruGreen Joint Venture has been accounted for using the equity method of accounting, with the Company's proportionate share of the TruGreen Joint Venture earnings reflected in the consolidated statements of operations.

(4)	Reconciliation of Non-GAAP Measures

Use of Non-GAAP Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses non-GAAP financial measures. The reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the tables above.These non-GAAP financial measures should not be considered in isolation from, or as a substitute for or superior to, financial measures reported in accordance with GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than the Company, limiting the usefulness of those measures for comparative purposes.

In addition to GAAP measures, management uses these non-GAAP financial measures to evaluate the Company’s performance, engage in financial and operational planning and determine incentive compensation because it believes that these measures provide additional perspective on and, in some circumstances are more closely correlated to, the performance of the Company’s underlying, ongoing business.

Management believes that these non-GAAP financial measures are useful to investors in their assessment of operating performance and the valuation of the Company. In addition, these non-GAAP financial measures address questions routinely received from analysts and investors and, in order to ensure that all investors have access to the same data, management has determined that it is appropriate to make this data available to all investors. Non-GAAP financial measures exclude the impact of certain items (as further described below) and provide supplemental information regarding operating performance. By disclosing these non-GAAP financial measures, management intends to provide investors with a supplemental comparison of operating results and trends for the periods presented. Management believes these measures are also useful to investors as such measures allow investors to evaluate performance using the same metrics that management uses to evaluate past performance and prospects for future performance.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Reconciliation of Non-GAAP Disclosure Items

Exclusions from Non-GAAP Financial Measures

Non-GAAP financial measures reflect adjustments based on the following items:

•
Impairments, which are excluded because they do not occur in or reflect the ordinary course of the Company’s ongoing business operations and their exclusion results in a metric that provides supplemental information about the sustainability of operating performance.

•
Restructuring and employee severance costs, which include charges for discrete projects or transactions that fundamentally change the Company’s operations and are excluded because they are not part of the ongoing operations of its underlying business, which includes normal levels of reinvestment in the business.

•
Costs related to refinancing, which are excluded because they do not typically occur in the normal course of business and may obscure analysis of trends and financial performance. Additionally, the amount and frequency of these types of charges is not consistent and is significantly impacted by the timing and size of debt financing transactions.

•
Charges or credits incurred by the TruGreen Joint Venture that are apart from and not indicative of the results of its ongoing operations, including transaction related costs, restructurings and other discrete projects or transactions including a non-cash purchase accounting fair value write down adjustment related to deferred revenue and advertising (“TruGreen Joint Venture non-GAAP adjustments”).

•
Discontinued operations and other unusual items, which include costs or gains related to discrete projects or transactions and are excluded because they are not comparable from one period to the next and are not part of the ongoing operations of the Company’s underlying business.

The tax effect for each of the items listed above is determined using the tax rate and other tax attributes applicable to the item and the jurisdiction(s) in which the item is recorded.

Definitions of Non-GAAP Financial Measures

The reconciliations of non-GAAP disclosure items includes the following financial measures that are not calculated in accordance with GAAP and are utilized by management in evaluating the performance of the business, engaging in financial and operational planning, the determination of incentive compensation, and by investors and analysts in evaluating performance of the business:

Adjusted gross profit: Gross profit excluding impairment, restructuring and other charges / recoveries.
Adjusted income (loss) from operations: Income (loss) from operations excluding impairment, restructuring and other charges / recoveries.
Adjusted equity in income (loss) of unconsolidated affiliates: Equity in income (loss) of unconsolidated affiliates excluding TruGreen Joint Venture non-GAAP adjustments.
Adjusted income (loss) from continuing operations before income taxes: Income (loss) from continuing operations before income taxes excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments.
Adjusted income tax expense (benefit) from continuing operations: Income tax expense (benefit) from continuing operations excluding the tax effect of impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments.
Adjusted income (loss) from continuing operations: Income (loss) from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments, each net of tax.
Adjusted net income (loss) attributable to controlling interest from continuing operations: Net income (loss) attributable to controlling interest excluding impairment, restructuring and other charges / recoveries, costs related to refinancing, TruGreen Joint Venture non-GAAP adjustments and discontinued operations, each net of tax.
Adjusted diluted income (loss) per common share from continuing operations: Diluted income (loss) per common share from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments, each net of tax.
SLS Divestiture adjusted income (loss): Net income (loss) from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments, each net of tax. This measure also includes income (loss) from discontinued operations related to the SLS Business; however, excludes the gain on the contribution of the SLS Business to the TruGreen Joint Venture, each net of tax.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Reconciliation of Non-GAAP Disclosure Items

SLS Divestiture adjusted income (loss) per common share: Diluted net income (loss) per common share excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and TruGreen Joint Venture non-GAAP adjustments, each net of tax. This measure also includes income (loss) from discontinued operations related to the SLS Business; however, excludes the gain on the contribution of the SLS Business to the TruGreen Joint Venture, each net of tax.

Forward Looking Non-GAAP Measures

In this release, the Company provides an updated outlook for fiscal 2017 non-GAAP adjusted EPS. The Company does not provide a GAAP EPS outlook, which is the most directly comparable GAAP measure to non-GAAP adjusted EPS, because changes in the items that the Company excludes from GAAP EPS to calculate non-GAAP adjusted EPS, described above, can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of the Company’s routine operating activities. Additionally, due to their unpredictability, management does not forecast the excluded items for internal use and therefore cannot create or rely on a GAAP EPS outlook without unreasonable efforts. The timing and amount of any of the excluded items could significantly impact the Company’s GAAP EPS. As a result, the Company does not provide a reconciliation of guidance for non-GAAP adjusted EPS to GAAP EPS, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K.